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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  August 13, 1996



                           STUDIO PLUS HOTELS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          VIRGINIA                       0-25340                  61-1273532
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      (State or Other             (Commission File No.)       (I.R.S. Employer
Jurisdiction of Incorporation                                Identification No.)

           1999 Richmond Road
              Suite Four
           Lexington, Kentucky                                     40502
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(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's Telephone Number, Including Area Code: (606) 269-1999


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEMS 5.  OTHER EVENTS

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     In periodic reports filed with the Securities and Exchange Commission (the "Commission"), in press releases and other disseminations, the Company sometimes provides information about its future plans, such as its schedule for the development and opening of additional StudioPLUS hotels. Since this information constitutes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, the Company wishes to caution readers and recipients of such documents or information that these statements are based on current expectations and involve risks and uncertainties, which, among other things, could affect the Company's development schedule, plans and actual results of its operations and could cause results to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Many of these risks and uncertainties have been discussed in the Company's prior filings with the Commission.

     The Company intends to grow primarily by developing additional StudioPLUS hotels. Development of hotels involves substantial risks, including the risk that development costs will exceed budgeted or contracted amounts, the risk of delays in completion of construction, risks associated with weather, work stoppages and other factors beyond the Company's control, the risk of failing to obtain all necessary zoning, construction and operational permits, the risk that financing might not be available or might not be available on favorable terms, the risk that developed properties when operating will not achieve desired financial and operating performance, the risk of competition from competitors for suitable development sites and guests, the risk of a downturn in consumer demand for mid-price extended stay lodging, and the risks of incurring substantial costs in the event a development project must be abandoned prior to completion. In addition, certain sites under consideration for acquisition from time to time may not be acquired following the Company's due diligence review or for other reasons, and as a result the number, location and cost of potential sites under contract or consideration for future StudioPLUS hotels will fluctuate and change from time to time. Also, under the terms of the Company's line of credit with Bank One, Lexington, NA, the Company has agreed during 1996 to have no more than 25 sites and in 1997 no more than 35 sites purchased or under construction at any time without that lender's prior written consent.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STUDIO PLUS HOTELS, INC.



August 13, 1996                      /s/  JAMES C. BAUGHMAN, JR.
                                     -----------------------------
                                          James C. Baughman, Jr.
                                          Chief Financial Officer and Treasurer
                                          (Principal Financial Officer)